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                                                                   EXHIBIT 10.5

                 WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of September 30, 1998, is entered into by and among PC SERVICE SOURCE, INC., a Delaware corporation, (the "Borrower"), HI-TEK SERVICES, INC., a California corporation ("Hi-Tek"), CYCLIX ENGINEERING CORPORATION, a Texas corporation ("Cyclix") (Hi-Tek and Cyclix being sometimes referred to herein singularly as a "Guarantor" and collectively as the "Guarantors"), NATIONSBANK, N.A. (formerly known as NationsBank of Texas, N.A.) and NATIONAL CITY BANK OF KENTUCKY, in their respective capacities as lenders under the Credit Agreement (as such term is hereinafter defined) (collectively, the "Lenders"), and NATIONSBANK, N.A. (formerly known as NationsBank of Texas, N.A.), in its capacity as Administrative Lender under the Credit Agreement (the "Administrative Lender").


                                   BACKGROUND

     A. The Borrower, the Lenders and the Administrative Lender are parties to a certain Credit Agreement dated as of June 20, 1997 (said Credit Agreement, as amended, supplemented, modified and/or restated, being referred to herein as the "Credit Agreement"); the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement and, to the extent appropriate, as amended hereby.

     B. The Guarantors have heretofore guaranteed all of the indebtedness, obligations and liabilities of the Borrower to the Lenders under, or in connection with, the Credit Agreement.

     C. The Borrower has advised the Administrative Lender and the Lenders that as of September 30, 1998, the Borrower is not in compliance with the financial covenants contained in Sections 7.1, 7.2 and 7.3 of the Credit Agreement (such noncompliance being referred to herein as the "Financial Covenant Deficiencies").

     D. The Borrower and the Guarantors have requested that the Administrative Lender and the Lenders waive, for a limited period of time, the Events of Default that would otherwise exist under the Credit Agreement and/or the other Loan Documents by virtue of the existence, as of September 30, 1998, of the Financial Covenant Deficiencies, and, subject to the terms, conditions and limitations set forth herein, the Administrative Lender and the Lenders are prepared to do so. The Borrower, the Guarantors, the Lenders and the Administrative Lender also desire to amend the Credit Agreement in certain respects.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Guarantors, the Lenders and the Administrative Lender covenant and agree as follows:

     1.   AMENDMENTS.

          1.1 Article I of the Credit Agreement is hereby amended by adding thereto the following additional defined terms:

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          "`Third Amendment' means that certain Waiver and Third Amendment to
          Credit Agreement, dated as of September 30, 1998, among the Borrower, the Guarantors, the Administrative Lender and the Lenders."

          "`Third Amendment Pricing Period' means the period from and including the effective date of the Third Amendment to and including the Third Amendment Rate Adjustment Date."

          "`Third Amendment Rate Adjustment Date' means the date which is two Business Days following the date that the Lenders receive the financial statements for the fiscal quarter ended December 30, 1998, required to be delivered pursuant to Section 6.2 or 6.3 hereof, together with the Compliance Certificate in connection therewith, required to be delivered pursuant to Section 6.4 hereof."


          1.2 The definition of "Applicable Margin" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

          "`Applicable Margin'" means the following per annum percentages, applicable in the following situations:

                                                                     Applicable
                                                                    Margin with        Applicable
                                                                     respect to        Margin with
                                                                       LIBOR         respect to Base
                                                                      Advances        Rate Advances
                                                                    -----------      ---------------
(a)  Third Amendment Pricing Period                                    3.00%              1.50%

(b)  Subsequent Pricing Period

     (1)  The Funded Debt to EBITDA less CapEx Ratio is greater        2.25%              0.75%
          than or equal to 4.50 to 1.00

     (2)  The Funded Debt to EBITDA less CapEx Ratio is                1.75%              0.25%
          less than 4.50 to 1.00 but greater than or equal to
          3.50 to 1.00

     (3)  The Funded Debt to EBITDA less CapEx Ratio is                1.50%              0.00%
          less than 3.50 to 1.00 but greater than or equal to
          2.50 to 1.00

     (4)  The Funded Debt to EBITDA less CapEx Ratio is                1.25%              0.00%
          less than 2.50 to 1.00 but greater than or equal to
          1.50 to 1.00

     (5)  The Funded Debt to EBITDA less CapEx Ratio is                1.00%              0.00%
          less than 1.50 to 1.00



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The Applicable Margin payable by the Borrower on the Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Funded Debt to EBITDA less CapEx Ratio calculated as of the end of each fiscal quarter during the Subsequent Pricing Period; provided, that each adjustment in the LIBOR Basis or the Base Rate Basis shall be effective with respect to Advances (i) made following receipt by the Administrative Lender of the financial statements required to be delivered pursuant to Section 6.2 or 6.3 hereof, as applicable, for each such fiscal quarter, and the corresponding Compliance Certificate required pursuant to
Section 6.4 hereof, on the date of making such Advance and (ii) outstanding on the date of receipt of such financial statements and Compliance Certificate referred to in clause (i) immediately preceding, on the date which is two Business Days following the date of receipt of such financial statements and Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Lender by the date required, effective as of the first Business Day following notification thereof from the Administrative Lender to the Borrower, the Applicable Margin with respect to LIBOR Advances and the Applicable Margin with respect to Base Rate Advances shall be the highest per annum percentage specified above for each such type of Advance until such time as such financial statements and Compliance Certificate are received."

          1.3  The definition of "Subsequent Pricing Period" set forth in
     Article I of the Credit Agreement is hereby amended to read as follows:

          "`Subsequent Pricing Period' means the period from and including the date which is the first day following the end of the Third Amendment Initial Pricing Period to and including the Maturity Date."

          1.4 Section 2.4(a) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

          "(a) Commitment Fee. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Lender, for the ratable account of the Lenders, a commitment fee equal to 0.250 percent per annum [provided, however, that such commitment fee shall be equal to 0.500 percent per annum during the Third Amendment Pricing Period and such commitment fee shall be equal to 0.375 percent per annum during any period(s) of time (other than during the Third Amendment Pricing Period) that the Funded Debt to EBITDA less CapEx Ratio is greater than or equal to 4.50 to 1.00) (the "Commitment Fee"] on the daily average Unused Portion during the period commencing on the Agreement Date and ending on the Maturity Date. The Commitment Fee shall be (i) payable in arrears on each Quarterly Date and on the Maturity Date,
          (ii) fully earned when due and, subject to Section 11.9 hereof, nonrefundable when paid and (iii) subject to Section 11.9 hereof, computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed."

     2. LIMITED WAIVER. The Lenders and the Administrative Lender hereby waive any and all Events of Default that may exist under the Credit Agreement and/or any of the other Loan Documents as of the effective date of this Third Amendment by virtue of the Financial Covenant Deficiencies with respect to the fiscal quarter of the Borrower ended September 30, 1998; provided, however, that the foregoing waiver shall only be effective for the period of time from the effective date of this Third Amendment through, and including, December 30, 1998 and if any of the Financial Covenant Deficiencies exist, or continue to exist,



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on December 31, 1998, at the election of the Lenders, an Event of Default shall be deemed to exist under the Credit Agreement and the other Loan Documents as of such date. It is the express intent of the parties hereto that the foregoing limited waiver by the Lenders and the Administrative Lender be, constitute and be construed as a limited waiver, effective only for the aforesaid period of time and expiring on December 30, 1998, of the Events of Default that would otherwise exist under the Credit Agreement and/or the other Loan Documents by virtue of the occurrence of the Financial Covenant Deficiencies.

     3. ADDITIONAL COVENANTS; REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower and each Guarantor covenants, agrees, represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby shall terminate, limit or otherwise reduce the obligations and/or liabilities of either Guarantor under, or in connection with, such Guarantor's guaranty of the Obligations or any other Loan Document executed by such Guarantor, all of which obligations and liabilities are hereby ratified and confirmed by each Guarantor;

     (b) No event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) Borrower has full power and authority to execute and deliver this Third Amendment and this Third Amendment, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

     (d) Each Guarantor has full power and authority to execute and deliver this Third Amendment and this Third Amendment constitutes the legal, valid and binding obligations of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

     (e) No authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the consent of the respective Board of Directors of each of Borrower and each Guarantor), is required for the execution, delivery or performance by Borrower or either Guarantor of this Third Amendment.

     4. CONDITIONS OF EFFECTIVENESS. Subject to the satisfaction of the following conditions precedent, this Third Amendment shall be effective as of September 30, 1998; provided, however, that the amendments set forth herein to the definition of "Applicable Margin" and to Section 2.4(a) of the Credit Agreement shall be effective as of November 13, 1998:

     (a) the Administrative Lender shall have received multiple counterparts of this Third Amendment executed by each Lender;

     (b) the Administrative Lender shall have received multiple counterparts of this Third Amendment executed by the Borrower and by each Guarantor;



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     (c)  the Administrative Lender shall have received certified resolutions of the respective board of directors of each of the Borrower and each Guarantor authorizing the execution, delivery and performance of this Third Amendment; and

     (d) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender, such other documents, certificates and instruments as the Administrative Lender shall require.

     5.   REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as amended by the amendments referred to above, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. The Borrower agree to pay on demand all reasonable costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

     7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Guarantor, each Lender and the Administrative Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.



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     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.

                                           PC SERVICE SOURCE, INC.

                                           By:    /s/
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                           HI-TEK SERVICES, INC.

                                           By:    /s/
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                           CYCLIX ENGINEERING CORPORATION

                                           By:    /s/
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                           NATIONSBANK, N.A. (formerly known as
                                           NationsBank of Texas, N.A.), as
                                           Administrative Lender and as a Lender

                                           By:    /s/
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                           NATIONAL CITY BANK OF KENTUCKY,
                                           as a Lender

                                           By:    /s/
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------